Prospectus and Statement of Additional Information Supplement -- Feb. 9, 2005

Fund Name (Date)                                   Prospectus Form #/SAI Form #

Advisory Hedged Opportunity Fund                        S-6268-99 D/S-6268-20 D


On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel are anticipated.

S-6268-1 A (2/05)